Exhibit 10.17

EXECUTION VERSION

CLEAR STREET GROUP INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 20, 2021 by and among Clear Street Group Inc., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages to the Purchase Agreement (as defined below), together with their permitted transferees (each, an “Investor” and collectively, the “Investors”).

RECITALS:

A. This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the even date herewith, between the Company and the Investors (the “Purchase Agreement”).

B. The Company and the Investors desire to be granted and to grant the rights created herein.

C. The capitalized terms used herein and not otherwise defined have the meanings given them in Section 1 of this Agreement.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors (severally and not jointly) hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 4.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York are open for the general transaction of business.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Class A Common Stock of the Company, $0.00001 par value per share, the Class B Common Stock of the Company, $0.00001 par value per share, any other class of Common Stock as may be authorized in the Charter from time to time, and any securities into which such shares of Common Stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effectiveness Period” means the period of time commencing on the date when an applicable Registration Statement becomes effective and lasting until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders thereof or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by the Holders without limitation under Rule 144 (other than the current public information requirement set forth in Rule 144(c) so long as the requirements in Rule 144(c)(1) are satisfied), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means ninety (90) days following the completion of a Public Offering by the Company.

“FINRA” has the meaning set forth in the Financial Industry Regulatory Authority, Inc.

“Grace Period” has the meaning set forth in Section 4.

“Holder” or “Holders” means, the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6(b).

“Indemnifying Party” has the meaning set forth in Section 6(b).

“Initial Public Offering” means the first underwritten Public Offering of Common Stock to the general public.

“Investor” has the meaning set forth in the preamble.

“Listing” has the meaning set forth in Section 3.

“Losses” has the meaning set forth in Section 6(a).

“Maximum Number of Securities” has the meaning set forth in Section 2(b).

“Non-Responsive Holder” has the meaning set forth in Section 7(c).

“Other Holders” has the meaning set forth in Section 2(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Public Offering” means an offering and sale of Common Stock pursuant to an effective registration statement filed under the Securities Act; provided that a Public Offering does not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4, or any successor or similar form, or an employee benefit plan pursuant to a registration statement on Form S-8, or any successor or similar form.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Registrable Securities” means all of the Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided that Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) if such Shares have ceased to be outstanding; (C) the sale or transfer of such Shares in accordance with an effective Registration Statement including such shares; (D) such Shares shall be eligible to be sold to the public in reliance upon Rule 144 without limitation (other than the current public information requirement set forth in Rule 144(c) so long as the requirements in Rule 144(c)(1) are satisfied); provided, that if any such Shares shall cease to be eligible to be sold to the public in reliance upon Rule 144 without limitation due to the failure of Rule 144(c)(1) to be satisfied or otherwise, then such Shares shall become Registrable Securities again; or (E) if such Shares have been sold in a private transaction in which the Investors’ rights under this Agreement have not been assigned to the transferee.

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Information” has the meaning set forth in Section 7(c).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means shares of the Company’s Series A Perpetual Cumulative Preferred Stock, with a $25.00 liquidation preference per share, issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Market; provided, that in the event that the Common Stock is not so listed or quoted, then Trading Day shall mean a Business Day.

“Trading Market” means the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to one or more underwriters in a firm commitment underwriting for distribution to the public.

2. Piggyback Registration.

(a) Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock, or securities or other obligations exercisable or exchangeable for, or convertible into Common Stock, for its own account or for the account of stockholders of the Company, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan on Form S-8 (or other successor registration statement form thereof), (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into Common Stock, (iv) for a dividend reinvestment plan, or (v) filed on Form S-4 (or any successor registration statement form thereof), then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities and the holders of other equity securities that the Company is obligated to register in a Registration (collectively, the “Other

Holders”) pursuant to separate written contractual piggy-back registration rights as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register, via inclusion in such Registration Statement or a separate Registration Statement filed concurrently therewith (provided, however, that if the Registration Statement proposed to be filed by the Company is for the Company’s Initial Public Offering of its Common Stock, the Holders of Registrable Securities will not be offered the opportunity to register their Registrable Securities as part of such Initial Public Offering, but will be offered the opportunity to register their Registrable Securities in a separate Registration Statement to be filed under the Securities Act within 90 days after the effectiveness of the Registration Statement for the Initial Public Offering), the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration, whether pursuant to the same Registration Statement or a separate Registration Statement in accordance with the foregoing, a “Piggyback Registration”). The Company shall, in good faith, use commercially reasonable efforts to cause such Registrable Securities and, subject to the provisions of Section 2(b), the securities of any Other Holders to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities and, subject to the provisions of Section 2(b), the securities of any Other Holders requested by the Holders or Other Holders, as applicable, pursuant to this Section 2(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(a) shall enter into an underwriting agreement in the form agreed to by the Company with the underwriter(s) selected for such Underwritten Offering by the Company and shall execute a customary lock-up agreement in favor of the underwriters (in each case on substantially the same terms and conditions as all such Holders participating in such Underwritten Offering).

(b) Reduction of Piggyback Registration. If the managing underwriter(s) in an Underwritten Registration that is to include a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the shares of Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with any Other Holders, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2(a) hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of Other Holders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2(a) hereof and the Common Stock or other equity securities, if any, as to which Registration has been requested by any Other Holders pursuant to separate written contractual piggy-back registration rights (pro rata based on the respective number of Registrable Securities, shares of Common Stock or other equity securities that such Holder or Other Holder, as applicable, has requested be included in such Piggyback Registration relative to the total number of Registrable Securities, shares of Common Stock and other equity securities that all Holders and Other Holders have requested be included in such Piggyback Registration) that can be sold without exceeding the Maximum Number of Securities;

(ii) If the Registration is pursuant to a demand registration right, then the Company shall include in any such Registration (A) first, the Common Stock or other equity securities, if any, of such demanding persons or entities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2(a) hereof and the Common Stock or other equity securities, if any, as to which Registration has been requested by any Other Holders (pro rata based on the respective number of Registrable Securities, shares of Common Stock or other equity securities that such Holder or Other Holder, as applicable, has requested be included in such Piggyback Registration relative to the total number of Registrable Securities, shares of Common Stock and other equity securities that all Holders and Other Holders have requested be included in such Piggyback Registration) that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other equity securities that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities.

(c) Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or, in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, at least two (2) business days prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2(c).

3. Listing. The Company shall use commercially reasonable efforts to submit, no later than the later of (a) the Filing Deadline and (b) the date that is thirty (30) days following the listing for public trading of the Common Stock on a Trading Market, an initial listing application or equivalent application with a Trading Market requesting that all issued and outstanding Shares be listed for public trading on such Trading Market (the “Listing”). The Company will use its commercially reasonable efforts to satisfy all applicable listing standards and respond to any questions or inquiries from the applicable Trading Market, to permit the Listing to become effective as soon as reasonably practicable.

4. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 hereof, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) (i) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period) and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; (ii) cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act (except during an Allowable Grace Period); (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply in all material respects with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(a)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission as promptly as practicable;

(b) notify each selling Holder promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) if the Company has knowledge of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(c) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(d) if requested by any Investor or the Holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as such Investor or such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 4(d) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(e) furnish or make available to each selling Holder, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder;

(f) promptly deliver to each selling Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g) prior to any Public Offering, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders and the underwriters, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(h) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each selling Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two (2) Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities;

(i) upon the occurrence of, and its knowledge of, any event contemplated by Section 4(b)(ii)-(v) above, as promptly as practicable, as applicable: (i) use its commercially reasonable efforts to prevent the issuance of any stop order or obtain its withdrawal at the earliest possible moment if the stop order has been issued, or (ii) prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j) prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(l) with respect to any sale of Registrable Securities pursuant to an Underwritten Offering, in connection with such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) as may be entered into by the Holders to expedite or facilitate the disposition of such Registrable Securities, (i) make such representations and warranties to the selling Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement,

Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its commercially reasonable efforts to furnish to the selling Holders opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, (iii) use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(m) make available for inspection by a representative of the selling Holder of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (to the extent permitted by law) and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

(n) cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”); and

(o) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each Holder agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b)(ii)-(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(h) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (such delay, a “Grace Period”). During the Grace Period, the Company shall not be required to maintain the effectiveness of any Registration Statement filed hereunder and, in any event, Holders shall suspend sales of Registrable Securities pursuant to such Registration Statements during the pendency of the Grace Period provided, the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable provided that such termination is, in the good faith judgment of the Company, in the best interest of the Company and (iii) notify the Investors in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed forty-five (45) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of ninety (90) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, that no Grace Period shall be longer than an

Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall use commercially reasonable efforts to cause its transfer agent to deliver unlegended Shares to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into an irrevocable contract for sale prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

5. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding stock transfer taxes and, for the avoidance of doubt, any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence that are the Company’s responsibility (the “Registration Expenses”) shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (ii) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company desires such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter, or (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company or as otherwise set forth in this Section 5).

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless, to the fullest extent permitted by law, each Investor, Holder, the officers, directors, agents, general partners, managing members, managers, Affiliates, employees and investment advisers of such Investor or Holder, each Person who controls each such Investor or Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, Affiliates, employees and investment advisers of each such controlling person, and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act, or any state securities law or any rule or regulation thereunder, and (without limitation of the preceding portions of this Section 6(a)) will reimburse each such Investor or Holder and each Person who controls each such Investor or Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable to an Investor, Holder or underwriter in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission by such Investor, Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith in reliance upon and in conformity with written information that is furnished to the Company by such Investor, Holder or underwriter for use therein and relates to such Investor, Holder or underwriter, as applicable. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Indemnification by Investors and Holders. Each Investor and Holder shall, notwithstanding any termination of this Agreement, indemnify and hold harmless, to the fullest extent permitted by law, severally and not jointly with any other Investors or Holders, the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (without limitation of the portions of this Section 6(b)) reimburse the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of

the Exchange Act) and all other prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith in reliance upon and in conformity with written information that is furnished to the Company by such Investor or Holder (or its agents or advisors) for inclusion therein and that relates to such Investor or Holder, as applicable; provided, however, that the obligations of such Investor or Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Investor or Holder, as applicable (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Investor or Holder shall be limited to the net proceeds received by such selling Investor or Holder, as applicable, from the sale of Registrable Securities covered by such Registration Statement, except in the case of fraud, gross negligence or willful misconduct by such Investor or Holder, as applicable.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of one (1) counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such written notice within a reasonable time of commencement of any such Proceeding shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party in its ability to defend such Proceeding.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or unreasonably conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all documented fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(b)) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (other than in accordance with its terms) or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6(d) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusive Remedies. The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company, an Investor or a Holder of any of their obligations under this Agreement, each Investor, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Investor and Holder agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Reporting Requirements. The Company will use its commercially reasonable efforts to timely file with the Commission such reports and information required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and as the Commission may require.

(c) Obligations of Holders and Others in a Registration. Each Holder that has elected to include Registrable Securities in a Registration Statement pursuant to Section 2 agrees to timely furnish in writing such information regarding such Person, the securities sought to be registered and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably be required to effect the registration of such Registrable Securities (the “Requested Information”) and shall take such other action as the Company may reasonably request in connection with the registration, qualification or compliance or as otherwise provided herein. At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each holder of the information the Company requires from such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in the Registration Statement. If at least five (5) Business Days prior to the filing date, the Company has not received the Requested Information from a Holder (a “Non-Responsive Holder”), then the Company may exclude from any Registration Statement the Registrable Securities of such Non- Responsive Holder.

(d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(e) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 4(b)(ii)-(iv), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of materially impairing the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof.

(g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Investors holding a majority of the then outstanding Shares; provided that any such amendment, modification, supplement or waiver that materially, adversely and disproportionately affects the rights or obligations of any Investor vis-à-vis the other Investors shall require the prior written consent of such Investor.

(h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail (provided the sender receives a machine-generated notification or confirmation of receipt of an e-mail transmission) at the e-mail address specified in this Section prior to 5:00 p.m., Eastern time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address specified in this Section on a day that is not a Business Day or later than 5:00 p.m., Eastern time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified (receipt requested), or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Clear Street Group Inc. 55 Broadway, 21st Floor New York, New York 10006 Attn: Chief Legal Officer Email: [ ]

With a copy (which shall not constitute notice) to:	Goulston & Storrs 400 Atlantic Avenue Boston, MA 02110 Attention: Timothy B. Bancroft; Michael Hickey Email: [ ]

If to any Investor, to such Investor’s address as set forth on the Investor’s signature page hereto.

(i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger, a business combination (including one with a special purpose acquisition company), or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of the

Investors holding a majority of the then outstanding Registrable Securities. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by any Investor to any transferee of the Shares only if: (a) the transferee or assignee (i) acquires Shares of the Investor’s Registrable Securities with an aggregate original value as of the Closing Date of $250,000; (b) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable period of time after such assignment; (c) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee (for notices hereunder and for any other purposes as may arise) and (ii) the securities with respect to which such registration rights are being transferred or assigned; (d) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; and (e) at or before the time the Company received the written notice contemplated by clause (c) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein with respect to a Holder or Investor. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment by the Investor or its transferee, the Company shall not be liable for any damages arising from such delay.

(j) Execution and Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(k) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State. Any legal proceeding arising out of or relating to this Agreement shall be brought exclusively in the state or federal courts located in New York County, New York, and each party hereto consents to the jurisdiction of such courts. All questions concerning the construction, validity, enforcement and interpretation of this Agreement, to the extent this Agreement is silent with respect to such matters, shall be determined in accordance with the provisions of the Purchase Agreement. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The decision of each Investor to purchase the Shares pursuant to the Purchase Agreement has been made independently of any other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Purchase Agreement. Each Investor shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

(p) Entire Agreement. This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than as set forth or referred to herein and in the Purchase Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:	CLEAR STREET GROUP INC.

	By:	/s/ Chris Pento
Name: Chris Pento
Title: Chief Executive Officer

[Signature Page to Reg. Rights Agreement - Perpetual Preferred]

INVESTORS:

INVESTOR

By:
Name:
Title:

Fixed-Rate Reset Cumulative Perpetual Preferred Stock, Series A

[Purchaser Signature Page to Registration Rights Agreement]

Clear Street Group, Inc.